Exhibit (a)(2)
LETTER OF TRANSMITTAL
to Tender Shares of Common Stock
of
Openwave Systems Inc.
at
$8.30 Net Per Share
Pursuant to the Offer to Purchase for Cash
40,389,560 Shares of Common Stock
Including the Associated Rights to Purchase Preferred Stock
by
Oreo Acquisition Co., LLC
a jointly-owned subsidiary of
Harbinger Capital Partnerssm Master Fund I, Ltd.
and
Harbinger Capital Partnerssm Special Situations Fund, L.P.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, JUNE 19, 2007, UNLESS THE OFFER IS EXTENDED

The Depositary for the Offer is:

THE BANK OF NEW YORK

By Mail:	By Overnight Courier:	By Hand:
The Bank of New York Reorganization Services P.O. Box 859208 Braintree, MA 02185-9208	The Bank of New York Reorganization Services 161 Bay State Drive Braintree, MA 02184	The Bank of New York Reorganization Services 101 Barclay Street 1-E Receive and Deliver Window New York, NY 10286

By Facsimile Transmission:
(for eligible institutions only):
781-930-4939

To Confirm Facsimile Only:
781-930-4900

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)	Share Certificate(s) and Share(s) Tendered (Attach Additional
(Please Fill in, if Blank, Exactly as Name(s) Appear on Certificate(s))	Signed List, if Necessary)
Total Number of
Shares
		Represented by	Number of
	Share Certificate	Share	Shares
	Number(s)*	Certificate(s)*	Tendered**

Total Certificated Shares Tendered
Total Book Shares Tendered
Total Shares Tendered
* Certificate numbers are not required if tender is made by book-entry transfer.
** If you desire to tender fewer than all Shares (as defined herein) represented by any certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares represented by such certificate will be deemed to have been tendered. See Instruction 4.

☐ IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH THIS LETTER OF TRANSMITTAL. PLEASE CONTACT THE INFORMATION AGENT AT (800) 322-2885 (TOLL FREE), ATTENTION: LOST SECURITIES DEPARTMENT, FOR FURTHER INSTRUCTIONS.

☐ Number of Shares represented by the lost or destroyed certificates:

Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses set forth below. Additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or Dealer Manager. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll Free (800) 322-2885
E-mail: tenderoffer@mackenziepartners.com

The Dealer-Manager for the Offer is:

Thomas Weisel Partners LLC
390 Park Avenue,
New York, New York 10022
(212) 271-3593

THE POISON PILL RIGHTS ARE PRESENTLY EVIDENCED BY THE CERTIFICATES FOR THE COMMON STOCK. HOWEVER, IN THE FUTURE THE COMPANY MAY ISSUE SEPARATE CERTIFICATES REPRESENTING THE POISON PILL RIGHTS. UNTIL SUCH TIME AS ANY SUCH SEPARATE CERTIFICATES ARE ISSUED, A TENDER BY AN OPENWAVE STOCKHOLDER OF SUCH STOCKHOLDER’S SHARES OF COMMON STOCK WILL ALSO CONSTITUTE A TENDER OF THE POISON PILL RIGHTS ASSOCIATED WITH SUCH SHARES OF COMMON STOCK. AFTER SUCH TIME AS SEPARATE CERTIFICATES REPRESENTING THE POISON PILL RIGHTS ARE ISSUED, AN OPENWAVE STOCKHOLDER WHO TENDERS SHARES OF COMMON STOCK INTO THE OFFER WILL ALSO BE REQUIRED TO TENDER THE CERTIFICATES REPRESENTING THE POISON PILL RIGHTS ASSOCIATED WITH SUCH SHARES OF COMMON STOCK. UNLESS THE CONTEXT REQUIRES OTHERWISE, ALL REFERENCES IN THIS LETTER OF TRANSMITTAL TO “SHARES” SHALL MEANS SHARES OF COMMON STOCK AND THE POISON PILL RIGHTS ASSOCIATED WITH SUCH SHARES.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be completed by stockholders of Openwave Systems Inc. (“Openwave” or the “Company”) either (1) if certificates representing shares of common stock, par value $0.001 per share (the “Common Stock”) of Openwave and the associated rights issued under the Poison Pill (as defined in the Offer to Purchase, dated Tuesday, May 22, 2007 (the “Offer to Purchase”) to purchase certain shares of Openwave preferred stock (the “Poison Pill Rights” and, together with the Common Stock, the “Shares”) are to be forwarded herewith or (2) unless an agent’s message (as defined herein) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by The Bank of New York at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under “The Offer — Procedures for Tendering Shares” in the Offer to Purchase. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY’S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Provide Account Number and Transaction Code Number:

Account Number:

Transaction Code Number:

IF DELIVERED BY BOOK-ENTRY TRANSFER TO THE BOOK-ENTRY TRANSFER FACILITY, CHECK BOX:  ☐

Account Number:

Transaction Code Number:

Ladies and Gentlemen:

The undersigned hereby delivers to Oreo Acquisition Co., LLC , a Delaware limited liability company (“Purchaser”) and a jointly owned subsidiary of Harbinger Capital Partners Master Fund I, Ltd., a Cayman Islands corporation (the “Harbinger Master Fund”) and Harbinger Capital Partners Special Situations Fund, L.P., a Delaware limited partnership (the “Harbinger Special Situations Fund” and together with Purchaser, the Harbinger Master Fund, and their Affiliates, “Harbinger”), the above-described common stock, par value $0.001 per share (the “Common Stock”) of Openwave Systems Inc. (“Openwave” or the “Company”) and the associated rights issued under the Poison Pill (as defined in the Offer to Purchase) to purchase certain shares of Openwave preferred stock (the “Poison Pill Rights” and, together with the Common Stock, the “Shares”) at a price of $8.30 per Share, net to the seller in cash, without interest thereon, subject to proration and the other terms and conditions set forth in the Offer to Purchase, (including any amendments or supplements thereto) and in this Letter of Transmittal (the “Letter of Transmittal” which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the “Offer”).

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends and distributions (including, without limitation, distributions of additional Shares) on or after Tuesday, June 19, 2007 (collectively, “Distributions”) and irrevocably appoints The Bank of New York (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing Shares (“Share Certificates”) and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser; (ii) present such Shares and all Distributions for transfer on the books of Openwave; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

If the number of Shares, which are validly tendered and not properly withdrawn prior to 12:00 midnight, New York City time, on Tuesday, June 19, 2007 or such later date and time to which the Purchaser extends the Offer pursuant to this Offer to Purchase (such date and time, as may be extended from time to time, the “Expiration Time”), exceeds 40,389,560, then proration rules (as described in the Offer to Purchase) will apply in determining the number of Shares that will be accepted for purchase from each holder of Shares tendering into the Offer.

The undersigned hereby irrevocably appoints each of Howard Kagan and John McCullough as attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of Openwave (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance of such Shares for payment, Purchaser or its designee must be able to exercise full voting, consent and other rights with respect to such Shares and other securities, including, without limitation, voting at any meeting of Openwave’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for purchase by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares or Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration of the Shares tendered hereby, or deduct from such consideration, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. You may withdraw Shares that you tender pursuant to the Offer at any time before the expiration of the Offer. After the expiration of the Offer, tenders are irrevocable. However, if the Purchaser has not accepted tendered Shares for purchase by Friday, July 20, 2007, you may withdraw tendered Shares at any time thereafter prior to their acceptance for purchase. See “The Offer — Withdrawal Rights” in the Offer to Purchase.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under “The Offer — Procedures for Tendering Shares” and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Shares for purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the consideration to be delivered in the Offer is amended in accordance with the Offer, the consideration to be delivered to the undersigned will be the amended consideration notwithstanding the fact that a different consideration is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for purchase any of the Shares tendered hereby.

Please issue the Shares and return all Share Certificates not acquired or not tendered in the name(s) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered”. Unless otherwise indicated in the box entitled “Special Delivery Instructions”, please mail the Shares and all Share Certificates not tendered or not acquired (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered”. Please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not acquired, by crediting the account at the Book-Entry Transfer Facility.

The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to acquire all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive consideration for Shares validly tendered and accepted for purchase pursuant to the Offer.

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if payment for the Shares is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail Check to:

Name:
(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security No.)

SIGN HERE
(AND PLEASE COMPLETE SUBSTITUTE FORM W-9)

Signature(s) of Holder(s)

Dated: _ _, 2007

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s):
(Please Print)

Name of Firm:

Capacity (full title):

Address:
(Include Zip Code)

(Area Code) Telephone Number:

Taxpayer Identification or Social Security No.:
(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)

Authorized Signature

Name (Please Print)

Name of Firm

Address

Zip Code

(Area Code) Telephone No.

Dated: _ _, 2007

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

To complete this Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Being Tendered”.

•	Sign and date this Letter of Transmittal in the box entitled “Sign Here”.

•	Fill in and sign in the box entitled “Substitute Form W-9”.

•	In completing this Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want any payment for the Shares delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions”.

•	If you complete the box entitled “Special Delivery Instructions”, you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless this Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures.  All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (STAMP) (an “Eligible Institution”), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered hereby and such holder(s) has not completed the box entitled “Special Delivery Instructions” herein or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or a Share Certificate not accepted for payment and not tendered is to be returned to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

2. Delivery of Letter Of Transmittal and Share Certificates.  This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is used, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under “The Offer — Procedures for Tendering Shares” in the Offer to Purchase. Share Certificates representing all physically tendered Shares, or confirmation of a book-entry transfer, if such procedure is available, into the Depositary’s account at the Book-Entry Transfer Facility (“Book-Entry Confirmation”) of all Shares delivered by book-entry transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an agent’s message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the expiration date of the Offer. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The term “agent’s message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participants in the Book-Entry Transfer Facility tendering the Shares that such participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against such participant.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. TENDERS BY NOTICE OF GUARANTEED DELIVERY WILL NOT BE ACCEPTED.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space.  If the space provided herein under “Description of Shares Tendered” is inadequate, the certificate numbers, the number of Shares represented by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).  If fewer than all the Shares represented by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered”. In such cases, a new certificate representing the remainder of the Shares that were represented by the Share Certificates delivered to the Depositary herewith will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” herein as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person’s authority to so act must be submitted.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer of any Shares to it or its order pursuant to the Offer. If, however, the consideration for any Shares acquired in the Offer is to be paid to a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person must be paid by the person tendering the Shares, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

7. Special Delivery and Issuance Instructions.  If the payment for the Shares are to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” herein, the appropriate boxes in this Letter of Transmittal must be completed.

8. Waiver of Conditions.  The conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See “The Offer — Conditions to the Offer” in the Offer to Purchase.

9. Lost, Destroyed or Stolen Certificates.  If any Share Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the Special Issuance/Special Delivery instructions, indicating the number of Shares lost and delivering the Letter of Transmittal. The stockholder should also contact Openwave for instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement Share Certificates have been delivered to the Depositary in accordance with the Procedures set forth in “The Offer — Procedures for Tendering Shares” in the Offer to Purchase and the instructions contained in this Letter of Transmittal.

10. Questions and Requests for Assistance or Additional Copies.  Questions and requests for assistance may be directed to MacKenzie Partners, Inc., the Information Agent, or Thomas Weisel Partners LLC, the Dealer Manager, at their respective addresses listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent, the Dealer Manager or from brokers, dealers, banks, trust companies or other nominees.

11. Substitute Form W-9.  Each tendering stockholder that is a U.S. person for purposes of the Federal income tax laws is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of Federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the “Certification” box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a penalty imposed by the Internal Revenue Service and to 28% Federal income tax withholding on any payment made to such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN, the Depositary will withhold 28% on all payments made to such stockholder. Each foreign stockholder must complete and submit an appropriate Form W-8 in order to be exempt from the 28% Federal income tax backup withholding due on payments made to such stockholder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED COPY THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN “AGENT’S MESSAGE”, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE OFFER.

IMPORTANT TAX INFORMATION

Under the Federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares acquired pursuant to the Offer may be subject to backup withholding of 28%.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual or entity to qualify as an exempt recipient, such individual or entity must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such person’s exempt status. Forms W-8 can be obtained from the Depositary. Exempt stockholders that are U.S. persons should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares acquired pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN, the Depositary will withhold 28% of all payments to such stockholder until a TIN is provided to the Depositary.

TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
(See Instruction 11)

PAYER’S NAME: THE BANK OF NEW YORK, AS DEPOSITARY
SUBSTITUTE Form W-9 Department of the Treasury Internal Treasury Revenue Service	Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For”.	Social Security Number OR

Employer Identification Number
Part 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding. ☐

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 3 — Certification — Under Penalties of Perjury, I Certify That:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions — You must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) above does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2).
SIGNATURE: _ _
Date: _ _

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature: _ _

Date: _ _

Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or Dealer Manager as set forth below:

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016

(212) 929-5500 (Call Collect)
or

CALL TOLL-FREE (800) 322-2885

Email:tenderoffer@mackenziepartners.com

The Dealer Manager for the Offer is:

390 Park Avenue
New York, New York 10022
(212) 271-3593